Leases	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
Leases

Note 16 — Leases

Lease commitments

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty. All of the Company’s real estate leases are classified as operating leases.

The Company has entered into eleven non-cancellable operating lease agreements with term more than one year for office spaces expiring through August 2026. Upon adoption of FASB ASU 2016-02, the Company recognized approximately RMB 1.1 million right of use (“ROU”) assets and same amount of lease liabilities based on the present value of the future minimum rental payments of leases, using a weighted average discount rate of 7% based on duration of lease terms. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The leases generally do not contain options to extend at the time of expiration and the weighted average remaining lease terms are 1.5 years as of June 30, 2023.

Operating lease expenses are allocated between the cost of revenue and selling, general, and administrative expenses. Rent expenses for the six months ended June 30, 2022 and 2023 were RMB 1,852,211 and RMB 823,731 (USD 119,069), respectively.